2. Liquidity and Financial Condition	12 Months Ended
Mar. 31, 2015
Liquidity And Financial Condition
2. Liquidity and Financial Condition

The Company reported a net loss of $8,203,000 and a loss from operations of $6,659,000 for the year ended March 31, 2015. At March 31, 2015 and March 31, 2014, the Company’s accumulated deficit amounted to $142,213,000 and $134,010,000, respectively. The Company had working capital of $7,066,000 and $1,970,000 as of March 31, 2015 and March 31, 2014, respectively. The Company expects to continue incurring losses for the foreseeable future and may need to raise additional capital to pursue its product development initiatives, penetrate markets for the sale of its products and continue as a going concern.

On January 8, 2015, the Company entered into a securities purchase agreement in which it agreed to sell the shares owned in Ruthigen to two accredited investors for an aggregate purchase price of $5,500,000 upon the occurrence of a triggering event during a standstill period of 60 calendar days from the date of the agreement. The securities purchase agreement lapsed according to its terms. On March 13, 2015, the Company entered into a securities purchase follow-up agreement under which it reduced the number of Ruthigen shares to be sold to the investors mentioned above to 1,650,000 at a price of $2.75 per share, provided that 50,000 shares may be sold to another investor prior to closing, and extended the expiration date of the standstill period to March 13, 2015. The aggregate purchase price of the sale will be $4,537,500. This sale has been triggered by Ruthigen’s announcement of its merger on March 13, 2015. The sale is expected to close at the time the Ruthigen merger closes, but prior to August 13, 2015, except that such date may be extended for up to 60 calendar days at the Company’s sole discretion. If the Ruthigen merger does not close by August 13, 2015 or the extended date, there will be no obligation to purchase the shares. If the Company sells the 50,000 shares prior to August 13, 2015, as may be extended, it must retain the voting rights for 50,000 shares until and through the closing of the Ruthigen merger. There can be no assurance provided that the Ruthigen merger will close and the Company will receive the proceeds from the securities purchase agreement.

Management believes that the Company has access to additional capital resources through possible public or private equity offerings, debt financings, corporate collaborations or other means; however, the Company has not secured any commitment for new financing at this time, nor can it provide any assurance that other new financings will be available on commercially acceptable terms, if needed. If the Company is unable to secure additional capital, it may be required to curtail its research and development initiatives and take additional measures to reduce costs in order to conserve its cash. If the economic climate in the U.S. deteriorates, the Company’s ability to raise additional capital could be negatively impacted. If the Company is unable to secure additional capital, it may be required to curtail its research and development initiatives and take additional measures to reduce costs in order to conserve its cash in amounts sufficient to sustain operations and meet its obligations. These measures could cause significant delays in the Company’s efforts to commercialize its products, which is critical to the realization of its business plan and the future operations of the Company. These matters raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments that may be necessary should the Company be unable to continue as a going concern.